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                                                                    EXHIBIT 10.6

                                  Exhibit "B"

                               SUPPLEMENTAL LEASE
                               ------------------


     THIS SUPPLEMENTAL LEASE AGREEMENT, made and entered into this 18th day of April, 1997, by and between the GRAND RAPIDS ECONOMIC DEVELOPMENT AUTHORITY, a public body politic and corporate and a political subdivision under the laws of the State of Minnesota, hereinafter referred to as "Landlord", and ASV, INC., a Minnesota corporation, hereinafter referred to as "Tenant".

                                    RECITALS
                                    --------

     A. Pursuant to a Lease and Option Agreement dated as of July 14, 1994, Landlord leased to Tenant certain land situated in the City of Grand Rapids, County of Itasca and State of Minnesota, described therein (the "Land") together with certain buildings, structures and improvements (the "Improvements") since constructed on the Land.

     B. Landlord is in the process of acquiring fee title to certain additional land (the "Additional Land"), as described in Exhibit "A" attached, located in the City of Grand Rapids, County of Itasca, State of Minnesota, to be leased by Landlord to Tenant pursuant to a this Supplemental Lease.

     C. Landlord and Tenant desire to supplement and modify the Lease and Option Agreement to incorporate the Additional Land as well as additions and improvements to the Improvements, to be constructed upon the Land and the Additional Land, which improvements and additions shall be referred to as the "Phase II Development".

     D. Landlord and Tenant wish to provide for certain lease payments in addition to the lease payments and other obligations of Tenant pursuant to the Lease and Option Agreement, which additional lease payments shall be referred to herein as the Supplemental Rent.

          NOW, THEREFORE, in consideration of the foregoing and the mutual obligations of the parties hereto, each of them does hereby covenant and agree with the others as follows:
                                   ARTICLE I
                                      TERM
                                      ----
     1.1 The term of the Lease and Option Agreement shall not be changed or modified, and shall terminate twenty years from the

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          effective date of commencement of term of the Lease and Option
          Agreement as set forth in that certain Commencement of Lease Memorandum referenced in Exhibit "B" to the Lease and Option Agreement, and dated July 14, 1994.

                                   ARTICLE II
                                      RENT
                                      ----
     2.1 In addition to the monthly rent payable pursuant to the Lease and Option Agreement and the Commencement of Lease Memorandum, Tenant shall pay Supplemental Rent, determined as follows:

          A. On or before the due date of any payment which Landlord is obligated to pay Norwest Bank Northern Minnesota N.A. (the "Bank") pursuant to any Note, Mortgage or other loan document made and entered into to enable construction of the Phase II Development (the "Loan"), a copy of which Note and Mortgage are attached hereto as Exhibits "B-1" and B-2", respectively, Tenant shall pay to Landlord an amount equal to that sum so payable to the Bank. Tenant may, upon appropriate written notice to Landlord, make arrangements to make such payments directly to the Bank.
          B. Any amount payable by Tenant to Landlord pursuant to that certain Supplemental Development Agreement of this date, and in particular subsections 2.4 and 2.5 thereof, shall be immediately due and payable by Tenant to Landlord upon written notification by Landlord to Tenant that such costs have been incurred by Landlord.

                                  ARTICLE III
                                     OPTION
                                     ------
     3.1 The Option contained in Article III of the Lease and Option Agreement shall continue unaffected by this Supplemental Lease, provided, however, that as a condition to exercise of the Option by Tenant, Tenant shall, on or before closing of the transfer of the Option Property cause any Note, Mortgage or other security document given to the Bank by Landlord pursuant to the Loan to be satisfied, and shall further pay in full any amount due Landlord pursuant to the Supplemental Development Agreement.

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     3.2  The Option Agreement between Landlord and Tenant dated as of July 14,
          1994, with respect to the Additional Land shall continue in full force and effect, provided that exercise of that Option Agreement, to be effective, must be exercised simultaneously with the Option referenced in Section 3.1 above. Likewise, for the Option referenced in Section
          3.1 above to be effectively exercised, it must be so exercised contemporaneously with the Option referenced in this Section 3.2.

                                   ARTICLE IV

        CONTINUED OBLIGATIONS PURSUANT TO THE LEASE AND OPTION AGREEMENT
        ----------------------------------------------------------------

     4.1 Except as is specifically deleted, replaced or otherwise modified by express terms of this Supplemental Lease, all terms and conditions of the Lease and Option Agreement shall continue in full force and effect, unaffected by this Supplemental Lease.

     4.2 All representations, warranties, covenants and obligations contained in the Lease and Option Agreement not so deleted, replaced or modified, are hereby ratified and reaffirmed by Landlord and Tenant, to extend to the Additional Land and the Phase II Development.

     4.3  Tenant shall modify and update the insurance policies required under
          Article IV of the Lease and Option Agreement to include the Additional Land and the Phase II Development, under the same terms, conditions and obligations of that Article.

     4.4 The obligations of Tenant relating to taxes and special assessments pursuant to Article V of the Lease and Option Agreement shall be extended to include and provide for the Additional Land and Phase II Development.

     4.5 All other provisions of the Lease and Option Agreement relating to the Land and the Lease to Property shall extend and be applicable to the Additional Land and the Phase II Development.

     4.6 Any default under the Lease and Option Agreement shall be deemed a default hereunder, and any default of the terms of this Supplemental Lease shall, likewise, be deemed a default of the Lease and Option Agreement.

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     4.7  The provisions of Article XXV of the Lease and Option Agreement regarding environmental matters shall extend to the Additional Land and the Phase II Development.

                                   ARTICLE V

                             ONE PARCEL OF PROPERTY
                             ----------------------

     5.1 Tenant for all purposes other than as specifically set forth herein Landlord and Tenant shall deem the Land, the Additional Land, the Improvements and Phase II Development to constitute one parcel of property, as improved, which may not be separately operated by Tenant, its successors or assigns for any purpose.

                                   ARTICLE VI

                                ENTIRE AGREEMENT
                                ----------------

     6.1 Tenant and Landlord hereby agree that this Supplemental Lease as written represents the entire agreement between the parties hereto and that there are no other agreements, written or verbal, between the parties hereto pertaining to the Leased property or the subject matter hereof except the Development Agreement entered into as of July 14, 1994, the Supplemental Developmental Agreement entered as of this date and the Lease and Option Agreement entered into as of July 14, 1994. The Supplemental Lease may not be amended or supplemented orally but only by an agreement in writing which has been signed by the party against whom enforcement of any such amendment or supplement is sought.

                                  ARTICLE VII

                            SHORT FORM OR MEMO LEASE
                            ------------------------

     7.1 Both parties agree not to record this Supplemental Lease: but each party hereto agrees, at the request of the other, to execute a so-called "short form" of lease in form recordable and reasonably satisfactory to Landlord's attorneys. In no event shall such "short form" lease set forth the rental and other charges payable by Tenant under this Lease, and any such "short form" lease shall expressly state that it is executed pursuant to the provisions contained in this Supplemental Lease and is not intend to vary the terms and conditions of this Supplemental Lease.

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     IN WITNESS WHEREOF, Landlord and Tenant  have each caused this Agreement to be duly executed in its name and behalf on or as of the date first above written.


LANDLORD:                                TENANT:


GRAND RAPIDS ECONOMIC                    ASV, INC.
DEVELOPMENT AUTHORITY


BY: /s/ Skip Drake                           BY: /s/Gary Lemke
   ---------------                               -------------
     SKIP DRAKE                                   GARY LEMKE
        Its President                               Its President


AND:/s/ Thomas Saxhaug
    ------------------
    THOMAS SAXHAUG
        Its Vice President



STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF ITASCA    )

     The foregoing instrument was acknowledged before me this 18th day of April, 1997, by Skip Drake and Thomas Saxhaug, the President and Vice President, respectively, of the Grand Rapids Economic Development Authority, a public body politic and corporate and a political subdivision under the laws of the State of Minnesota, on behalf of the body.


                                                      /s/ Sara L. Holum
                                                      --------------------------
                                                          Notary Public



STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF ITASCA    )

     The foregoing instrument was acknowledged before me this 17th day of April, 1997, by Gary Lemke, the President, of ASV, Inc. a corporation under the laws of the State of Minnesota, on behalf of the corporation.


                                                      /s/ Jacquelyn M. Berard
                                                      --------------------------
                                                          Notary Public

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                               LISTS OF EXHIBITS



Exhibit "A" - Land Description

Exhibit "B" - Commencement of Lease Memorandum

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